IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

VOLT ETF TRUST

Volt Crypto Industry Revolution and Tech ETF

Supplement dated November 22, 2022
to the Summary Prospectus dated October 28, 2021 and Prospectus dated October 1, 2021

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus and Prospectus for the Volt Crypto Industry Revolution and Tech ETF (the “Fund”).
The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in Bitcoin Industry Revolution Companies and Technology Companies, options on those companies and ETFs with exposure to those companies.  Effective January 21, 2023, the Fund’s principal investment policy will change to allow investments in equity securities of any industry or market capitalization.

Effective January 21, 2023, the third paragraph of the Fund’s “Principal Investment Strategies” in the Summary Prospectus will be replaced in its entirety by the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Bitcoin Industry Revolution Companies and other equity securities of any industry or market capitalization, options and warrants on those securities and ETFs with exposure to those securities. The Fund will invest 15% to 85% of the Fund’s net assets in Bitcoin Industry Revolution Companies and 15% to 85% of the Fund’s net assets in other equity securities.  The Fund will be concentrated (i.e., will invest 25% or more of its assets under normal circumstances) in the information technology industry. In addition to this 80% investment strategy, the Fund may implement the options overlay strategy described below with up to 20% of the Fund’s net assets.

Effective January 21, 2023, the first paragraph of the Fund’s “Principal Investment Strategies” in the Prospectus will be replaced in its entirety by the following:

The Fund is an actively managed ETF.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Bitcoin Industry Revolution Companies and other equity securities of any industry or market capitalization, options and warrants on those securities and ETFs with exposure to those securities. The Fund will invest 15% to 85% of the Fund’s net assets in Bitcoin Industry Revolution Companies and 15% to 85% of the Fund’s net assets in other equity securities. The Fund will be concentrated (i.e. will invest 25% or more of its assets under normal circumstances) in the information technology industry. The Advisor applies an option overlay strategy to the Fund’s equity investments. In addition to this 80% investment strategy, the Fund may implement the options overlay strategy described below with up to 20% of the Fund’s net assets.

For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain copies of the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference